PIA High Yield (MACS) Fund Managed Account Completion Shares (MACS) (PIAMX) Summary Prospectus March 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held through your financial intermediary.

Before you invest, you may want to review the PIA High Yield (MACS) Fund’s (the “High Yield (MACS) Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks.  The current Statutory Prospectus and SAI dated March 30, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at http://www.pacificincome.com/mutual-funds/.  You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.

Investment Objectives
The High Yield (MACS) Fund’s primary objective is to seek a high level of current income.  The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield (MACS) Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.30%
Less: Expense Reimbursement(2)	-0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)
Pacific Income Advisers, Inc. (the “Adviser”) will not charge a fee for its advisory services to the High Yield (MACS) Fund.  However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which includes assets invested in the Fund.

(2)
The Adviser has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses (“AFFE”)) incurred by the High Yield (MACS) Fund through at least March 29, 2020 to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund to 0.25% of the Fund’s average daily net assets (“temporary expense limitation”).  The temporary expense limitation may be discontinued at any time by the Board of Trustees.  The Adviser may not recoup amounts subject to the temporary expense limitation in future periods. The table shows the net expenses of the Fund as 0.25% reflecting the fact that the Fund is used to implement certain fixed-income strategies that are offered to Eligible Investors (as such are defined in the statutory Prospectus).  Investors should carefully consider the separate fees charged in connection with investment in the Fund. AFFE are the indirect costs of investing in other investment companies, such as a money market funds.

Example
This Example is intended to help you compare the cost of investing in the High Yield (MACS) Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the temporary expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$91	$164	$376

Portfolio Turnover
The High Yield (MACS) Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal period from December 26, 2017 through November 30, 2018, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The High Yield (MACS) Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield instruments (“junk bonds”), defined as bonds, convertible securities, forward commitments, loan participations and assignments, preferred stocks and Rule 144A securities.  High yield instruments are securities rated below investment grade as defined by the Bloomberg Barclays index methodology, or, if unrated, determined by the Adviser to be of comparable quality.

The remainder of the High Yield (MACS) Fund’s assets may be invested in investment grade instruments including bonds, debt securities, convertible securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and loan participations and assignments.

The average portfolio duration of the High Yield (MACS) Fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays U.S. Corporate High-Yield Index at any point in time.  The Bloomberg Barclays Index had a duration of 3.67 years as of January 31, 2019.  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund may invest up to 10% of its net assets in securities and instruments that are economically tied to emerging market countries.

The High Yield (MACS) Fund may invest up to 5% of its net assets in derivative instruments, such as options, futures contracts or swap agreements for both bona fide hedging purposes and for speculative purposes.

From time to time, the Fund may experience significant inflows; if this occurs, the Fund may, on a temporary or interim basis, invest these new assets (potentially in an amount which may approach up to 100% of the Fund’s total net assets if new flows were extremely large relative to the Fund’s current assets) in a combination of derivative instruments and other investment companies, including exchange-traded funds (“ETFs”), until such time as the Adviser can identify and invest in appropriate high yield instruments in accordance with the Fund’s principal strategy.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

In selecting investments for the High Yield (MACS) Fund, the Adviser will consider the risks and opportunities presented by the industries within the high yield universe.  The Adviser evaluates the bond issuers within the selected industries and identifies those investments which the Adviser believes have favorable risk reward characteristics and match the Adviser’s investing philosophy.  The Adviser evaluates various criteria such as historical and future expected financial performance, management tenure and experience, capital structure, free cash flow generation, barriers to entry, security protections, yield and relative value, and ownership structure.  Investments are targeted that have individual yield premiums which appear to be favorable and are viewed by the Adviser as having a comparable or lower probability of default and/or loss risk.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the High Yield (MACS) Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
High Yield Securities Risk.  High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk.  High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

•
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the High Yield (MACS) Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Credit Risk. The issuers of the bonds and other instruments held by the High Yield (MACS) Fund may not be able to make interest or principal payments.
•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•	Management Risk. The High Yield (MACS) Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•
Interest Rate Risk.  The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•
Liquidity Risk.  Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Derivatives Risk. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate closely with the underlying security.  Losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

•
ETF and Mutual Fund Risk.  When the High Yield (MACS) Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Loan Participation and Assignment Risk.  Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Bank loans (i.e., loan participations and assignments), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

•
Convertible Securities Risk.  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Risks Associated with Inflation and Deflation. Rising cost of living may erode the purchasing power of an investment over time.  Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.

Performance
The following information provides some indication of the risks of investing in the High Yield (MACS) Fund.  The bar chart shows the annual return for the Fund for one year.  The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.pacificincome.com/mutual-funds or by calling the Fund toll-free at 1-800-251-1970.

Annual Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 1.99% (quarter ended September 30, 2018) and the lowest return for a calendar quarter was –4.50% (quarter ended December 31, 2018).

Average Annual Total Returns
(for the periods ended December 31, 2018)
PIA High Yield (MACS) Fund	1 Year	Since Inception (12/26/2017)
Return Before Taxes	-1.90%	-1.81%
Return After Taxes on Distributions	-4.52%	-4.43%
Return After Taxes on Distributions and Sale of Fund Shares	-1.05%	-2.39%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	-2.08%	-1.92%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).   The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser:  Pacific Income Advisers, Inc. is the investment adviser of the High Yield (MACS) Fund.

Portfolio Managers:  Mr. Lloyd McAdams, President and Mr. Michael Yean, Vice President and Credit Analyst are co-portfolio managers, and together they are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. McAdams and Mr. Yean have co-managed the Fund since December 2017.

Purchase and Sale of Fund Shares

You may purchase, exchange, or redeem High Yield (MACS) Fund shares on any business day by written request via mail (PIA High Yield (MACS) Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	$50
Retirement Accounts	$100	$50
Automatic Investment Plan	$50	$50

Tax Information
High Yield (MACS) Fund distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred arrangement.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the High Yield (MACS) Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.